Exhibit 99.2

Fourth Quarter
Financial Supplement
December 31, 2025
4

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; General Account Retained Balances; Total Liabilities	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Information	21

METLIFE INVESTMENT MANAGEMENT
Statements of Adjusted Earnings Available to Common Shareholders	22
Assets Under Management Information; and Other Revenues by Client Segment	23

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders	24
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-10

METLIFE
As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Revenues
Premiums	$12,617	$11,723	$10,810	$10,555	$16,691	$44,945	$49,779
Universal life and investment-type product policy fees	1,217	1,229	1,259	1,247	1,268	4,974	5,003
Net investment income	5,405	4,885	5,661	6,089	5,924	21,273	22,559
Other revenues	641	687	679	724	737	2,601	2,827
Net investment gains (losses)	(311)	(387)	(273)	(325)	(160)	(1,184)	(1,145)
Net derivative gains (losses)	(903)	432	(796)	(929)	(646)	(1,623)	(1,939)
Total revenues	18,666	18,569	17,340	17,361	23,814	70,986	77,084

Expenses
Policyholder benefits and claims	12,572	11,806	10,767	10,369	16,776	44,728	49,718
Policyholder liability remeasurement (gains) losses	(42)	(31)	5	(159)	35	(206)	(150)
Market risk benefit remeasurement (gains) losses	(764)	299	(277)	(263)	(267)	(1,109)	(508)
Interest credited to policyholder account balances	2,012	1,647	2,400	2,561	2,342	8,339	8,950
Policyholder dividends	150	144	146	134	129	595	553
Amortization of DAC, VOBA and negative VOBA	517	519	528	522	545	2,021	2,114
Interest expense on debt	259	258	269	271	263	1,037	1,061
Other expenses, net of capitalization of DAC	2,581	2,573	2,522	2,716	2,874	9,959	10,685
Total expenses	17,285	17,215	16,360	16,151	22,697	65,364	72,423
Income (loss) before provision for income tax	1,381	1,354	980	1,210	1,117	5,622	4,661
Provision for income tax expense (benefit)	106	404	245	308	301	1,178	1,258
Net income (loss)	1,275	950	735	902	816	4,444	3,403
Less: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	4	5	6	6	7	18	24
Net income (loss) attributable to MetLife, Inc.	1,271	945	729	896	809	4,426	3,379
Less: Preferred stock dividends	32	66	31	66	31	200	194
Preferred stock redemption premium	—	—	—	12	—	—	12
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,239	$879	$698	$818	$778	$4,226	$3,173

Premiums, fees and other revenues	$14,475	$13,639	$12,748	$12,526	$18,696	$52,520	$57,609

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,239	$879	$698	$818	$778
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(311)	(387)	(273)	(325)	(160)
Less: Net derivative gains (losses)	(903)	432	(796)	(929)	(646)
Less: Market risk benefit remeasurement gains (losses)	764	(299)	277	263	267
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(118)	(234)	(61)	20	(514)
Less: Provision for income tax (expense) benefit	352	23	195	223	190
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	4	5	6	6	7
Add: Preferred stock redemption premium	—	—	—	12	—
Adjusted earnings available to common shareholders	1,459	1,349	1,362	1,584	1,648
Less: Total notable items (2)	10	—	—	18	(61)
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,449	$1,349	$1,362	$1,566	$1,709

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.78	$1.28	$1.03	$1.22	$1.17
Less: Net investment gains (losses)	(0.45)	(0.56)	(0.40)	(0.49)	(0.24)
Less: Net derivative gains (losses)	(1.29)	0.63	(1.18)	(1.39)	(0.98)
Less: Market risk benefit remeasurement gains (losses)	1.09	(0.44)	0.41	0.39	0.40
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.15)	(0.33)	(0.10)	0.04	(0.78)
Less: Provision for income tax (expense) benefit	0.50	0.03	0.29	0.33	0.29
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	0.01	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	0.02	—
Adjusted earnings available to common shareholders per diluted common share	2.09	1.96	2.02	2.37	2.49
Less: Total notable items per diluted common share (2)	0.01	—	—	0.03	(0.09)
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.08	$1.96	$2.02	$2.34	$2.58

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$89	$—
Litigation reserves and settlement costs	(47)	—	—	—	(32)
Tax adjustments	57	—	—	(71)	(29)
Total notable items	$10	$—	$—	$18	$(61)

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$0.13	$—
Litigation reserves and settlement costs	(0.07)	—	—	—	(0.05)
Tax adjustments	0.08	—	—	(0.11)	(0.04)
Total notable items	$0.01	$—	$—	$0.03	$(0.09)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Weighted average common shares outstanding - diluted	697.9	687.0	675.0	669.1	662.2

(1)See Pages A-1 and A-7 for further information.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further information.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Book value per common share (1)	$34.28	$35.16	$35.79	$39.52	$39.02
Adjusted book value per common share (1)	$54.81	$55.01	$56.23	$56.57	$57.07

	For the Three Months Ended
Unaudited	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Return on MetLife, Inc.'s (2):
Common stockholders' equity	19.6%	14.9%	11.7%	13.1%	12.0%

Adjusted return on MetLife, Inc.'s (2):
Adjusted common stockholders' equity	15.4%	14.4%	14.6%	16.9%	17.6%
Adjusted common stockholders' equity, excluding total notable items (3)	15.3%	14.4%	14.6%	16.7%	18.3%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Common shares outstanding, beginning of period	693.7	689.2	673.3	666.8	660.7
Share repurchases	(4.6)	(17.0)	(6.5)	(6.3)	(5.4)
Newly issued shares	0.1	1.1	—	0.2	—
Common shares outstanding, end of period	689.2	673.3	666.8	660.7	655.3

Weighted average common shares outstanding - basic	693.0	682.3	670.8	664.7	658.1
Dilutive effect of the exercise or issuance of stock-based awards	4.9	4.7	4.2	4.4	4.1
Weighted average common shares outstanding - diluted	697.9	687.0	675.0	669.1	662.2

MetLife Policyholder Trust Shares	111.6	110.1	108.6	107.4	105.9

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further information.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Total revenues	$18,666	$18,569	$17,340	$17,361	$23,814	$70,986	$77,084
Less: Adjustments to total revenues:
Net investment gains (losses)	(311)	(387)	(273)	(325)	(160)	(1,184)	(1,145)
Net derivative gains (losses)	(903)	432	(796)	(929)	(646)	(1,623)	(1,939)
Investment hedge adjustments	(127)	(103)	(102)	(100)	(105)	(604)	(410)
Depreciation of wholly-owned real estate and real estate joint ventures (1)					(72)		(72)
Asymmetrical and non-economic accounting, excluding Investment hedge adjustments	34	36	42	78	100	158	256
Unit-linked contract income	183	(227)	498	580	366	1,091	1,217
Reinsurance activity	31	43	47	177	222	31	489
Other	5	(57)	—	(23)	(81)	34	(161)
Divested businesses	16	5	3	2	(1)	32	9
Total adjusted revenues	$19,738	$18,827	$17,921	$17,901	$24,191	$73,051	$78,840

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Net investment income	$5,405	$4,885	$5,661	$6,089	$5,924	$21,273	$22,559
Less: Adjustments to net investment income:
Investment hedge adjustments	(127)	(103)	(102)	(100)	(105)	(604)	(410)
Depreciation of wholly-owned real estate and real estate joint ventures (1)					(72)		(72)
Joint venture adjustments	16	(42)	16	(8)	(64)	82	(98)
Unit-linked contract income	183	(227)	498	580	366	1,091	1,217
Reinsurance activity	31	43	47	177	222	31	489
Divested businesses	1	1	—	—	—	1	1
Adjusted net investment income	$5,301	$5,213	$5,202	$5,440	$5,577	$20,672	$21,432

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Variable investment income (Included in net investment income above)	$293	$327	$195	$483	$497	$1,013	$1,502

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Premiums, fees and other revenues	$14,475	$13,639	$12,748	$12,526	$18,696	$52,520	$57,609
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	34	36	42	78	100	158	256
Other	(11)	(15)	(16)	(15)	(17)	(48)	(63)
Divested businesses	15	4	3	2	(1)	31	8
Adjusted premiums, fees and other revenues	$14,437	$13,614	$12,719	$12,461	$18,614	$52,379	$57,408
Adjusted premiums, fees and other revenues, on a constant currency basis	$14,545	$13,757	$12,729	$12,438	$18,614

(1)See Page A-7 for further information.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Total expenses	$17,285	$17,215	$16,360	$16,151	$22,697	$65,364	$72,423
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(764)	299	(277)	(263)	(267)	(1,109)	(508)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	46	139	31	18	458	322	646
Market volatility	(49)	(44)	(40)	(49)	(76)	(256)	(209)
Unit-linked contract costs	185	(234)	486	578	366	1,081	1,196
Reinsurance activity	30	42	45	135	166	30	388
Other	25	19	21	2	15	49	57
Divested businesses	23	9	6	10	14	57	39
Total adjusted expenses	$17,789	$16,985	$16,088	$15,720	$22,021	$65,190	$70,814

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Capitalization of DAC	$(719)	$(698)	$(787)	$(852)	$(882)	$(2,833)	$(3,219)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(719)	$(698)	$(787)	$(852)	$(882)	$(2,833)	$(3,219)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Other expenses	$3,300	$3,271	$3,309	$3,568	$3,756	$12,792	$13,904
Less: Adjustments to other expenses:
Reinsurance activity	30	42	45	135	166	30	388
Other	25	19	21	2	15	49	57
Divested businesses	13	8	7	9	12	38	36
Adjusted other expenses	$3,232	$3,202	$3,236	$3,422	$3,563	$12,675	$13,423
Adjusted other expenses, on a constant currency basis	$3,273	$3,253	$3,223	$3,402	$3,563

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Other expenses, net of capitalization of DAC	$2,581	$2,573	$2,522	$2,716	$2,874	$9,959	$10,685

Premiums, fees and other revenues	$14,475	$13,639	$12,748	$12,526	$18,696	$52,520	$57,609

Expense ratio	17.8%	18.9%	19.8%	21.7%	15.4%	19.0%	18.5%

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Adjusted other expenses by major category
Direct expenses	$1,396	$1,459	$1,445	$1,443	$1,528	$5,611	$5,875
Pension, postretirement and postemployment benefit costs	71	70	66	69	74	266	279
Premium taxes, other taxes, and licenses & fees	253	160	158	272	246	783	836
Commissions and other variable expenses	1,512	1,513	1,567	1,638	1,715	6,015	6,433
Adjusted other expenses	3,232	3,202	3,236	3,422	3,563	12,675	13,423
Adjusted capitalization of DAC	(719)	(698)	(787)	(852)	(882)	(2,833)	(3,219)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,513	$2,504	$2,449	$2,570	$2,681	$9,842	$10,204

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Employee-related costs	$955	$991	$935	$962	$946	$3,696	$3,834
Third-party staffing costs	439	353	392	374	415	1,491	1,534
General and administrative expenses	2	115	118	107	167	424	507
Direct expenses	1,396	1,459	1,445	1,443	1,528	5,611	5,875
Less: Total notable items related to direct expenses (1)	(152)	—	—	—	40	(152)	40
Direct expenses, excluding total notable items related to direct expenses (1)	$1,548	$1,459	$1,445	$1,443	$1,488	$5,763	$5,835

Adjusted other expenses, net of adjusted capitalization of DAC	$2,513	$2,504	$2,449	$2,570	$2,681	$9,842	$10,204
Less: Total notable items related to adjusted other expenses (1)	(85)	—	—	102	81	(85)	183
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,598	$2,504	$2,449	$2,468	$2,600	$9,927	$10,021

Adjusted premiums, fees and other revenues	$14,437	$13,614	$12,719	$12,461	$18,614	$52,379	$57,408
Less: PRT	2,593	1,476	328	(10)	5,775	4,849	7,569
Adjusted premiums, fees and other revenues, excluding PRT	$11,844	$12,138	$12,391	$12,471	$12,839	$47,530	$49,839

Direct expense ratio	9.7%	10.7%	11.4%	11.6%	8.2%	10.7%	10.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	13.1%	12.0%	11.7%	11.6%	11.6%	12.1%	11.7%

Adjusted expense ratio	17.4%	18.4%	19.3%	20.6%	14.4%	18.8%	17.8%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	21.9%	20.6%	19.8%	19.8%	20.3%	20.9%	20.1%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$281,043	$291,735	$298,737	$304,645	$315,931
Equity securities, at estimated fair value	712	747	790	788	858
Contractholder-directed equity securities and fair value option securities, at estimated fair value	10,672	10,725	11,694	12,270	13,959
Mortgage loans	89,012	87,908	86,868	85,843	84,593
Policy loans	8,545	8,663	8,664	8,589	8,547
Real estate and real estate joint ventures	13,342	13,481	14,007	13,932	13,440
Other limited partnership interests	14,378	14,137	14,279	14,741	14,917
Short-term investments, principally at estimated fair value	5,156	5,543	5,300	5,962	3,601
Other invested assets	18,504	17,470	16,352	16,932	16,332
Total investments	441,364	450,409	456,691	463,702	472,178
Cash and cash equivalents, principally at estimated fair value	20,068	21,326	22,178	20,233	22,032
Accrued investment income	3,489	3,557	3,532	3,791	3,719
Premiums, reinsurance and other receivables	29,761	31,251	31,503	40,329	49,059
Market risk benefits, at estimated fair value	372	317	352	392	458
Deferred policy acquisition costs and value of business acquired	19,627	20,162	20,993	21,175	21,107
Current income tax recoverable	295	338	554	374	660
Deferred income tax assets	2,994	2,524	2,925	2,719	2,585
Goodwill	8,901	9,036	9,142	9,095	9,613
Other assets	11,082	11,253	11,425	11,572	11,822
Separate account assets	139,504	138,143	143,175	146,344	151,933
Total assets	$677,457	$688,316	$702,470	$719,726	$745,166

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$193,646	$197,667	$198,965	$199,169	$208,855
Policyholder account balances	221,445	225,623	232,433	235,312	236,857
Market risk benefits, at estimated fair value	2,581	2,844	2,709	2,585	2,406
Other policy-related balances	18,899	19,523	19,899	20,361	20,070
Policyholder dividends payable	385	356	367	369	356
Payables for collateral under securities loaned and other transactions	17,128	17,440	17,147	17,139	17,115
Short-term debt	465	381	379	378	355
Long-term debt	15,086	14,695	15,374	15,300	14,467
Collateral financing arrangement	476	463	438	398	352
Subordinated debt securities	3,164	4,153	4,153	4,154	4,155
Notes issued by collateralized financing entities, under the fair value option relating to variable interest entities	—	—	—	—	1,206
Deferred income tax liability	132	430	430	574	536
Other liabilities	36,843	38,843	39,074	48,452	57,582
Separate account liabilities	139,504	138,143	143,175	146,344	151,933
Total liabilities	649,754	660,561	674,543	690,535	716,245

Contingencies, Commitments and Guarantees
Redeemable noncontrolling interests	—	—	—	—	241

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,791	33,820	33,822	32,855	32,858
Retained earnings	42,626	43,131	43,447	43,887	44,290
Treasury stock, at cost	(27,798)	(29,222)	(29,737)	(30,244)	(30,678)
Accumulated other comprehensive income (loss)	(21,186)	(20,248)	(19,859)	(17,566)	(18,084)
Total MetLife, Inc.'s stockholders' equity	27,445	27,493	27,685	28,944	28,398
Noncontrolling interests	258	262	242	247	282
Total equity	27,703	27,755	27,927	29,191	28,680
Total liabilities and equity	$677,457	$688,316	$702,470	$719,726	$745,166

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Adjusted earnings before provision for income tax
GROUP BENEFITS	$526	$468	$508	$577	$589
RIS	487	505	460	551	563
ASIA	613	534	489	752	625
LATIN AMERICA	258	291	317	208	270
EMEA	60	109	128	115	129
MIM	20	37	72	78	80
CORPORATE & OTHER	(15)	(102)	(141)	(100)	(86)
Total adjusted earnings before provision for income tax	$1,949	$1,842	$1,833	$2,181	$2,170

Provision for income tax expense (benefit)
GROUP BENEFITS	$110	$98	$107	$121	$124
RIS	101	99	90	110	109
ASIA	170	162	143	212	181
LATIN AMERICA	57	72	84	60	72
EMEA	1	26	28	28	32
MIM	4	9	18	20	20
CORPORATE & OTHER	15	(39)	(30)	(20)	(47)
Total provision for income tax expense (benefit)	$458	$427	$440	$531	$491

Adjusted earnings available to common shareholders
GROUP BENEFITS	$416	$370	$401	$456	$465
RIS	386	406	370	441	454
ASIA	443	372	346	540	444
LATIN AMERICA	201	219	233	148	198
EMEA	59	83	100	87	97
MIM	16	28	54	58	60
CORPORATE & OTHER (1)	(62)	(129)	(142)	(146)	(70)
Total adjusted earnings available to common shareholders (1)	$1,459	$1,349	$1,362	$1,584	$1,648

(1)Includes impact of preferred stock dividends of $32 million, $66 million, $31 million, $66 million and $31 million for the three months ended December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Adjusted revenues
Premiums	$5,579	$5,763	$5,801	$5,662	$5,632	$22,427	$22,858
Universal life and investment-type product policy fees	227	233	240	227	236	909	936
Net investment income	313	353	345	356	358	1,252	1,412
Other revenues	378	434	405	417	419	1,534	1,675
Total adjusted revenues	6,497	6,783	6,791	6,662	6,645	26,122	26,881

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,881	5,183	5,161	4,982	4,889	19,824	20,215
Policyholder liability remeasurement (gains) losses	—	(18)	(4)	(9)	(3)	(1)	(34)
Interest credited to policyholder account balances	46	72	73	73	71	191	289
Capitalization of DAC	(5)	(5)	(7)	(7)	(7)	(18)	(26)
Amortization of DAC, VOBA and negative VOBA	7	6	7	7	6	26	26
Interest expense on debt	1	1	1	1	—	2	3
Other expenses	1,041	1,076	1,052	1,038	1,100	4,067	4,266
Total adjusted expenses	5,971	6,315	6,283	6,085	6,056	24,091	24,739
Adjusted earnings before provision for income tax	526	468	508	577	589	2,031	2,142
Provision for income tax expense (benefit)	110	98	107	121	124	425	450
Adjusted earnings	416	370	401	456	465	1,606	1,692
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	416	370	401	456	465	1,606	1,692
Less: Total notable items	—	—	—	(2)	—	(58)	(2)
Adjusted earnings available to common shareholders, excluding total notable items	$416	$370	$401	$458	$465	$1,664	$1,694

Adjusted premiums, fees and other revenues	$6,184	$6,430	$6,446	$6,306	$6,287	$24,870	$25,469

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Direct and allocated expenses	$519	$529	$507	$502	$534
Pension, postretirement and postemployment benefit costs	14	13	15	14	15
Premium taxes, other taxes, and licenses & fees	86	83	88	87	89
Commissions and other variable expenses	422	451	442	435	462
Adjusted other expenses	$1,041	$1,076	$1,052	$1,038	$1,100

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Group Life (2)
Adjusted premiums, fees and other revenues	$2,289	$2,352	$2,371	$2,328	$2,321
Mortality ratio	83.2%	84.8%	83.0%	83.4%	81.1%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,771	$2,850	$2,876	$2,814	$2,866
Interest adjusted benefit ratio (4)	71.8%	74.1%	74.8%	72.5%	72.2%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Adjusted revenues
Premiums	$3,460	$2,284	$1,210	$1,045	$7,030	$8,034	$11,569
Universal life and investment-type product policy fees	99	104	102	99	104	314	409
Net investment income	2,143	2,190	2,166	2,189	2,229	8,482	8,774
Other revenues	61	69	70	70	75	246	284
Total adjusted revenues	5,763	4,647	3,548	3,403	9,438	17,076	21,036

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,280	3,120	2,045	1,836	7,829	11,246	14,830
Policyholder liability remeasurement (gains) losses	—	(15)	1	(14)	26	(170)	(2)
Interest credited to policyholder account balances	863	883	903	888	878	3,371	3,552
Capitalization of DAC	(58)	(37)	(46)	(50)	(80)	(218)	(213)
Amortization of DAC, VOBA and negative VOBA	21	19	21	19	22	66	81
Interest expense on debt	4	3	4	3	4	15	14
Other expenses	166	169	160	170	196	666	695
Total adjusted expenses	5,276	4,142	3,088	2,852	8,875	14,976	18,957
Adjusted earnings before provision for income tax	487	505	460	551	563	2,100	2,079
Provision for income tax expense (benefit)	101	99	90	110	109	433	408
Adjusted earnings	386	406	370	441	454	1,667	1,671
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	386	406	370	441	454	1,667	1,671
Less: Total notable items	—	—	—	13	—	104	13
Adjusted earnings available to common shareholders, excluding total notable items	$386	$406	$370	$428	$454	$1,563	$1,658

Adjusted premiums, fees and other revenues	$3,620	$2,457	$1,382	$1,214	$7,209	$8,594	$12,262
Less: PRT	2,593	1,476	328	(10)	5,775	4,849	7,569
Adjusted premiums, fees and other revenues, excluding PRT	$1,027	$981	$1,054	$1,224	$1,434	$3,745	$4,693

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Balance, end of period (at balance sheet discount rate) (2)	$71,510	$73,415	$73,506	$74,263	$84,988
Less: Accumulated other comprehensive (income) loss	(3,134)	(2,627)	(2,366)	(1,209)	(1,732)
Balance, end of period (at original discount rate)	$74,644	$76,042	$75,872	$75,472	$86,720

Future policyholder benefits subject to reinsurance (at balance sheet discount rate) (2)	$1,956	$2,287	$2,266	$7,750	$12,786
Add: Accumulated other comprehensive (income) loss	13	(16)	(27)	(149)	(63)
Balance, end of period (at original discount rate)	$1,969	$2,271	$2,239	$7,601	$12,723

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Balance, end of period	$84,923	$90,243	$92,197	$92,291	$93,549

Policyholder account balances subject to reinsurance				$3,327	$4,297

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES GENERAL ACCOUNT RETAINED BALANCES (3)

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Balance, end of period	$157,598	$164,014	$165,830	$156,835	$163,249

TOTAL LIABILITIES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
General account retained balances (3)	$157,598	$164,014	$165,830	$156,835	$163,249
Separate account liabilities	51,420	55,953	54,864	55,671	57,128
Synthetic GICS (4), (5)	49,599	53,796	53,740	51,920	52,664
Longevity Reinsurance (6)	25,121	27,369	30,087	29,293	37,025
Total liability exposure retained, end of period	$283,738	$301,132	$304,521	$293,719	$310,066

Total liability exposure, end of period	$285,707	$303,403	$306,760	$304,647	$327,086

(1)Includes $3,872 million, $3,899 million, $3,910 million, $3,964 million and $3,948 million of DPL at December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively.

(2)Represents the current discount rate at the respective balance sheet date.
(3) Includes future policyholder benefits (at original discount rate) and policyholder account balances, both excluding amounts subject to reinsurance.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)Includes $221 million, $1,242 million, $0, $0 and $0 of transfers from separate account GICs to synthetic GICs at December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively.

(6)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the U.K. PRT market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Direct and allocated expenses	$80	$98	$89	$88	$90
Pension, postretirement and postemployment benefit costs	3	4	4	4	5
Premium taxes, other taxes, and licenses & fees	18	5	3	7	32
Commissions and other variable expenses	65	62	64	71	69
Adjusted other expenses	$166	$169	$160	$170	$196

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Investment income yield, excluding variable investment income yield	5.22%	5.05%	5.07%	5.07%	5.10%
Variable investment income yield	6.46%	9.03%	5.45%	13.46%	12.37%
Total investment income yield	5.26%	5.19%	5.08%	5.36%	5.35%

Average crediting rate	4.35%	4.28%	4.31%	4.33%	4.34%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.20)%	(0.21)%	(0.24)%	(0.23)%
Total average crediting rate	4.14%	4.08%	4.10%	4.09%	4.11%

Annualized general account spread (2)	1.12%	1.11%	0.98%	1.27%	1.24%
Annualized general account spread, excluding variable investment income yield	1.08%	0.97%	0.97%	0.98%	0.99%

(1)Includes the amortization of DPL of (0.23)% for the three months ended December 31, 2024, (0.22%) for each of the three months ended March 31, 2025 and June 30, 2025, and (0.23%) for each of the three months ended September 30, 2025 and December 31, 2025.

(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Adjusted revenues
Premiums	$1,206	$1,260	$1,278	$1,290	$1,222	$4,991	$5,050
Universal life and investment-type product policy fees	410	406	399	407	428	1,690	1,640
Net investment income	1,251	1,204	1,204	1,374	1,405	4,658	5,187
Other revenues	19	15	22	20	21	76	78
Total adjusted revenues	2,886	2,885	2,903	3,091	3,076	11,415	11,955

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	993	1,037	1,051	1,074	1,010	4,083	4,172
Policyholder liability remeasurement (gains) losses	(59)	(11)	(12)	(141)	6	(35)	(158)
Interest credited to policyholder account balances	708	711	757	804	825	2,695	3,097
Capitalization of DAC	(348)	(351)	(418)	(435)	(413)	(1,380)	(1,617)
Amortization of DAC, VOBA and negative VOBA	214	216	223	207	208	832	854
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	765	749	813	830	815	2,969	3,207
Total adjusted expenses	2,273	2,351	2,414	2,339	2,451	9,164	9,555
Adjusted earnings before provision for income tax	613	534	489	752	625	2,251	2,400
Provision for income tax expense (benefit)	170	162	143	212	181	630	698
Adjusted earnings	443	372	346	540	444	1,621	1,702
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	443	$372	$346	$540	444	1,621	1,702
Less: Total notable items	—	—	—	70	—	(41)	70
Adjusted earnings available to common shareholders, excluding total notable items	$443	$372	$346	$470	$444	$1,662	$1,632

Adjusted premiums, fees and other revenues	$1,635	$1,681	$1,699	$1,717	$1,671	$6,757	$6,768

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Adjusted premiums, fees and other revenues	$1,635	$1,681	$1,699	$1,717	$1,671

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,615	$1,675	$1,632	$1,664	$1,671
Add: Operating joint ventures, on a constant currency basis (1)	409	1,036	741	835	420
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,024	$2,711	$2,373	$2,499	$2,091

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Direct and allocated expenses	$319	$306	$304	$303	$303
Pension, postretirement and postemployment benefit costs	19	13	14	13	17
Premium taxes, other taxes, and licenses & fees	26	29	33	33	38
Commissions and other variable expenses	401	401	462	481	457
Adjusted other expenses	$765	$749	$813	$830	$815
Adjusted other expenses, net of adjusted capitalization of DAC	$417	$398	$395	$395	$402

Adjusted other expenses, on a constant currency basis	$755	$746	$774	$803	$815
Add: Operating joint ventures, on a constant currency basis (2)	93	127	113	135	104
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$848	$873	$887	$938	$919
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$477	$466	$453	$472	$479

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Japan:
Life	$106	$110	$157	$213	$170
Accident & Health	78	66	64	63	58
Annuities	112	145	226	178	119
Other	2	2	2	1	1
Total Japan	298	323	449	455	348
Other Asia	207	304	233	319	250
Total sales	$505	$627	$682	$774	$598

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Adjusted earnings available to common shareholders	$443	$372	$346	$540	$444
Adjusted earnings available to common shareholders, excluding total notable items	$443	$372	$346	$470	$444
Adjusted earnings available to common shareholders, on a constant currency basis	$440	$372	$338	$527	$444
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$440	$372	$338	$457	$444

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA
ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Asia GA AUM	$120,626	$125,119	$129,325	$131,751	$130,514
Asia GA AUM (at amortized cost)	$129,959	$134,352	$139,158	$140,892	$140,168

Asia GA AUM (at amortized cost), on a constant currency basis	$130,435	$132,918	$135,409	$138,375	$140,168
Add: Operating joint ventures, on a constant currency basis (1)	10,207	11,815	12,554	13,220	13,651
Asia GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$140,642	$144,733	$147,963	$151,595	$153,819

(1)Includes MetLife, Inc.’s share of GA AUM (at amortized cost) for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Adjusted revenues
Premiums	$1,098	$1,164	$1,260	$1,288	$1,443	$4,476	$5,155
Universal life and investment-type product policy fees	330	340	371	377	359	1,419	1,447
Net investment income	431	408	445	416	429	1,650	1,698
Other revenues	10	9	3	(2)	(6)	41	4
Total adjusted revenues	1,869	1,921	2,079	2,079	2,225	7,586	8,304

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,035	1,091	1,216	1,218	1,320	4,127	4,845
Policyholder liability remeasurement (gains) losses	20	(3)	—	(4)	—	(9)	(7)
Interest credited to policyholder account balances	101	98	96	92	87	438	373
Capitalization of DAC	(177)	(172)	(176)	(203)	(219)	(704)	(770)
Amortization of DAC, VOBA and negative VOBA	123	129	137	149	156	503	571
Interest expense on debt	4	4	4	4	3	15	15
Other expenses	505	483	485	615	608	2,007	2,191
Total adjusted expenses	1,611	1,630	1,762	1,871	1,955	6,377	7,218
Adjusted earnings before provision for income tax	258	291	317	208	270	1,209	1,086
Provision for income tax expense (benefit)	57	72	84	60	72	328	288
Adjusted earnings	201	219	233	148	198	881	798
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$201	$219	$233	$148	$198	$881	$798
Less: Total notable items	—	—	—	(75)	(29)	4	(104)
Adjusted earnings available to common shareholders, excluding total notable items	$201	$219	$233	$223	$227	$877	$902

Adjusted premiums, fees and other revenues	$1,438	$1,513	$1,634	$1,663	$1,796	$5,936	$6,606

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Direct and allocated expenses	$146	$135	$143	$147	$151
Pension, postretirement and postemployment benefit costs	3	1	2	1	3
Premium taxes, other taxes, and licenses & fees	24	23	22	123	66
Commissions and other variable expenses	332	324	318	344	388
Adjusted other expenses	$505	$483	$485	$615	$608
Adjusted other expenses, net of adjusted capitalization of DAC	$328	$311	$309	$412	$389
Adjusted other expenses, on a constant currency basis	$544	$523	$508	$625	$608
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$352	$336	$323	$418	$389

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Mexico	$146	$223	$195	$216	$218
Chile	125	118	130	124	127
All other	88	74	74	110	106
Total sales	$359	$415	$399	$450	$451

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Adjusted premiums, fees and other revenues	$1,438	$1,513	$1,634	$1,663	$1,796
Adjusted earnings available to common shareholders	$201	$219	$233	$148	$198
Adjusted earnings available to common shareholders, excluding total notable items	$201	$219	$233	$223	$227

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,545	$1,635	$1,707	$1,697	$1,796
Adjusted earnings available to common shareholders, on a constant currency basis	$218	$240	$246	$153	$198
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$218	$240	$246	$228	$227

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Adjusted revenues
Premiums	$568	$582	$626	$638	$679	$2,202	$2,525
Universal life and investment-type product policy fees	76	78	84	82	98	314	342
Net investment income	59	58	61	66	68	222	253
Other revenues	8	8	9	7	10	32	34
Total adjusted revenues	711	726	780	793	855	2,770	3,154

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	301	277	309	333	334	1,100	1,253
Policyholder liability remeasurement (gains) losses	(3)	—	4	3	(1)	7	6
Interest credited to policyholder account balances	17	17	20	21	25	70	83
Capitalization of DAC	(124)	(126)	(136)	(151)	(155)	(486)	(568)
Amortization of DAC, VOBA and negative VOBA	93	94	88	85	100	355	367
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	367	355	367	387	423	1,369	1,532
Total adjusted expenses	651	617	652	678	726	2,415	2,673
Adjusted earnings before provision for income tax	60	109	128	115	129	355	481
Provision for income tax expense (benefit)	1	26	28	28	32	72	114
Adjusted earnings	59	83	100	87	97	283	367
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	59	83	100	87	97	283	367
Less: Total notable items	—	—	—	(1)	—	(5)	(1)
Adjusted earnings available to common shareholders, excluding total notable items	$59	$83	$100	$88	$97	$288	$368

Adjusted premiums, fees and other revenues	$652	$668	$719	$727	$787	$2,548	$2,901

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Direct and allocated expenses	$112	$109	$111	$111	$120
Pension, postretirement and postemployment benefit costs	2	1	(3)	2	1
Premium taxes, other taxes, and licenses & fees	7	6	6	7	9
Commissions and other variable expenses	246	239	253	267	293
Adjusted other expenses	$367	$355	$367	$387	$423
Adjusted other expenses, net of adjusted capitalization of DAC	$243	$229	$231	$236	$268
Adjusted other expenses, on a constant currency basis	$379	$369	$370	$384	$423
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$252	$238	$234	$234	$268

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Adjusted premiums, fees and other revenues	$652	$668	$719	$727	$787
Adjusted earnings available to common shareholders	$59	$83	$100	$87	$97
Adjusted earnings available to common shareholders, excluding total notable items	$59	$83	$100	$88	$97

Adjusted premiums, fees and other revenues, on a constant currency basis	$673	$695	$723	$723	$787
Adjusted earnings available to common shareholders, on a constant currency basis	$59	$86	$100	$86	$97
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$59	$86	$100	$87	$97
Total sales, on a constant currency basis	$249	$318	$307	$298	$310

METLIFE INVESTMENT MANAGEMENT STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Adjusted revenues
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	1	1	2	1	2	7	6
Other revenues (1)	181	218	237	238	239	718	932
Total adjusted revenues	182	219	239	239	241	725	938

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	162	182	167	161	161	652	671
Total adjusted expenses	162	182	167	161	161	652	671
Adjusted earnings before provision for income tax	20	37	72	78	80	73	267
Provision for income tax expense (benefit)	4	9	18	20	20	18	67
Adjusted earnings	16	28	54	58	60	55	200
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	16	28	54	58	60	55	200
Less: Total notable items	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$16	$28	$54	$58	$60	$55	$200

Operating margin (2)	11.0%	16.9%	30.1%	32.6%	33.2%	10.1%	28.5%

(1)Beginning January 1, 2025, revenues earned on MIM GA AUM were determined based on market rates.
(2)Calculated as adjusted earnings before provision for income tax as a percentage of net investment income plus other revenues.

METLIFE INVESTMENT MANAGEMENT
ASSETS UNDER MANAGEMENT INFORMATION

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Institutional Client AUM
Beginning Institutional Client AUM	$178,703	$178,666	$185,970	$200,616	$212,390
Additions	14,687	5,945	17,118	19,078	19,806
Withdrawals	(9,569)	(7,460)	(9,103)	(9,366)	(14,194)
Change in market value	(5,155)	2,217	6,631	2,062	1,770
Acquisitions, dispositions and other	—	6,602	—	—	99,510
Ending Institutional Client AUM (1)	$178,666	$185,970	$200,616	$212,390	$319,282

MIM GA AUM	$407,063	$417,194	$423,671	$420,204	$422,392

Total AUM	$585,729	$603,164	$624,287	$632,594	$741,674

OTHER REVENUES BY CLIENT SEGMENT
	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Institutional Client	$76	$77	$95	$98	$99
General Account (2)	105	141	142	140	140
Other revenues	$181	$218	$237	$238	$239

(1)Ending Institutional Client AUM includes Separate Account AUM, Reinsurance AUM and Third‑Party AUM, with balances at December 31, 2025 of $15.8 billion, $20.1 billion and $283.4 billion, respectively.

(2)Beginning January 1, 2025, revenues earned on MIM GA AUM were determined based on market rates.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Adjusted revenues
Premiums	$691	$666	$632	$632	$684	$2,784	$2,614
Universal life and investment-type product policy fees	75	68	63	55	37	328	223
Net investment income	1,103	999	979	1,038	1,086	4,401	4,102
Other revenues	(39)	(87)	(93)	(91)	(96)	(156)	(367)
Total adjusted revenues	1,830	1,646	1,581	1,634	1,711	7,357	6,572

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,220	1,210	1,171	1,160	1,202	4,961	4,743
Policyholder liability remeasurement (gains) losses	—	16	16	4	6	2	42
Interest credited to policyholder account balances	97	36	35	37	29	390	137
Capitalization of DAC	(7)	(7)	(4)	(6)	(8)	(27)	(25)
Amortization of DAC, VOBA and negative VOBA	59	55	52	55	52	239	214
Interest expense on debt	250	250	260	263	256	1,005	1,029
Other expenses	226	188	192	221	260	945	861
Total adjusted expenses	1,845	1,748	1,722	1,734	1,797	7,515	7,001
Adjusted earnings before provision for income tax	(15)	(102)	(141)	(100)	(86)	(158)	(429)
Provision for income tax expense (benefit)	15	(39)	(30)	(20)	(47)	(41)	(136)
Adjusted earnings	(30)	(63)	(111)	(80)	(39)	(117)	(293)
Preferred stock dividends	32	66	31	66	31	200	194
Adjusted earnings available to common shareholders	(62)	(129)	(142)	(146)	(70)	(317)	(487)
Less: Total notable items	10	—	—	13	(32)	22	(19)
Adjusted earnings available to common shareholders, excluding total notable items	$(72)	$(129)	$(142)	$(159)	$(38)	$(339)	$(468)

Adjusted premiums, fees and other revenues	$727	$647	$602	$596	$625	$2,956	$2,470

Adjusted earnings available to common shareholders attributed to business activities	$153	$120	$115	$173	$146	$647	$554

CORPORATE & OTHER
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Annuities	$1,515	$1,493	$1,466	$1,457	$1,442
Long-Term Care	14,537	14,716	14,803	15,309	15,224
Life and Other	53,298	52,962	52,748	52,480	52,285
Balance, end of period (at balance sheet discount rate)	$69,350	$69,171	$69,017	$69,246	$68,951

Less:
Annuities	$(63)	$(51)	$(43)	$(26)	$(32)
Long-Term Care	(919)	(872)	(922)	(547)	(751)
Life and Other	(34)	(26)	(26)	(10)	(20)
Accumulated other comprehensive (income) loss	$(1,016)	$(949)	$(991)	$(583)	$(803)

Annuities	$1,578	$1,544	$1,509	$1,483	$1,474
Long-Term Care	15,456	15,588	15,725	15,856	15,975
Life and Other	53,332	52,988	52,774	52,490	52,305
Balance, end of period (at original discount rate)	$70,366	$70,120	$70,008	$69,829	$69,754

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,393	$1,370	$1,345	$1,326	$1,294
Long-Term Care	—	—	—	—	—
Life and Other	$2,410	$2,421	$2,455	$2,474	$3,934

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Annuities	$10,142	$6,807	$6,633	$6,545	$6,383
Life and Other	11,117	7,278	7,226	7,164	7,093
Balance, end of period	$21,259	$14,085	$13,859	$13,709	$13,476

Policyholder account balances subject to reinsurance (2)
Annuities	$3,027	$2,930	$2,848	$2,761	$4,258
Life and Other	$6,357	$6,301	$6,240	$6,178	$6,119

MARKET RISK BENEFITS

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Annuities	$2,073	$2,188	$2,056	$1,957	$1,788
Balance, end of period	$2,073	$2,188	$2,056	$1,957	$1,788

Market risk benefits subject to reinsurance (2)	$—	$—	$—	$—	$285

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Annuities	$27,829	$19,795	$20,317	$20,252	$19,621
Life and Other	7,065	6,393	7,022	7,317	7,302
Balance, end of period	$34,894	$26,188	$27,339	$27,569	$26,923

Separate account liabilities subject to reinsurance (3)
Annuities	$79	$73	$77	$77	$8,354
Life and Other	$6,244	$5,852	$6,429	$6,688	$6,666

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. Reinsurance activity and Third-party mortgage loan activity have been excluded from the amounts within this table.
	At or For the Three Months Ended					At or For the Year Ended
Unaudited (In millions, except yields)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Fixed Maturity Securities
Yield (1)	4.47%	4.36%	4.61%	4.61%	4.57%	4.44%	4.54%
Investment income (2), (3)	$3,326	$3,259	$3,517	$3,485	$3,504	$13,089	$13,765
Investment gains (losses)	(245)	(244)	(124)	(150)	(105)	(733)	(623)
Ending carrying value (4)	280,227	290,416	297,565	296,663	299,659	280,227	299,659
Mortgage Loans
Yield (1)	5.28%	5.21%	5.12%	5.22%	5.26%	5.29%	5.20%
Investment income (3)	1,085	1,056	1,026	1,009	1,005	4,378	4,096
Investment gains (losses)	(53)	(159)	(288)	(65)	(93)	(285)	(605)
Ending carrying value (5)	81,460	80,581	79,848	76,896	75,767	81,460	75,767
Real Estate and Real Estate Joint Ventures
Yield (1)	1.47%	4.01%	3.47%	1.83%	4.64%	(0.12)%	3.48%
Investment income	50	134	120	63	158	(15)	475
Investment gains (losses)	70	(40)	3	47	9	245	19
Ending carrying value (6)	13,342	13,481	14,007	13,932	13,431	13,342	13,431
Policy Loans
Yield (1)	5.67%	5.38%	5.64%	5.76%	5.74%	5.60%	5.63%
Investment income	114	107	113	115	114	453	449
Ending carrying value	8,545	8,663	8,664	8,589	8,547	8,545	8,547
Equity Securities
Yield (1)	3.23%	6.16%	2.30%	3.46%	5.16%	4.38%	4.26%
Investment income	5	9	3	4	7	23	23
Investment gains (losses)	4	(12)	45	17	15	(18)	65
Ending carrying value (7)	712	747	790	788	753	712	753
Other Limited Partnership Interests
Yield (1)	7.05%	6.22%	3.46%	11.89%	11.37%	6.73%	8.28%
Investment income	252	222	122	431	419	965	1,194
Investment gains (losses)	1	(1)	21	4	—	(55)	24
Ending carrying value (8)	14,367	14,125	14,265	14,726	14,712	14,367	14,712
Cash and Cash Equivalents and Short-term Investments
Yield (1)	4.97%	4.42%	4.19%	4.36%	4.07%	5.04%	4.26%
Investment income	249	224	232	239	208	961	903
Investment gains (losses)	18	(9)	(38)	13	35	34	1
Ending carrying value (9)	25,018	26,862	27,432	25,853	24,319	25,018	24,319
Other Invested Assets
Investment income	368	365	218	241	318	1,414	1,142
Investment gains (losses)	23	4	25	(76)	(104)	46	(151)
Ending carrying value (10)	18,504	17,470	16,350	16,871	16,193	18,504	16,193
Total Investments
Investment income yield (1)	4.87%	4.82%	4.73%	4.99%	5.10%	4.80%	4.91%
Investment fees and expenses yield (1)	(0.13)%	(0.15)%	(0.13)%	(0.13)%	(0.14)%	(0.13)%	(0.14)%
Net Investment Income Yield (1)	4.74%	4.67%	4.60%	4.86%	4.96%	4.67%	4.77%
Investment income	$5,449	$5,376	$5,351	$5,587	$5,733	$21,268	$22,047
Investment fees and expenses	(147)	(162)	(149)	(147)	(156)	(595)	(614)
Net investment income including divested businesses	5,302	5,214	5,202	5,440	5,577	20,673	21,433
Less: Net investment income from divested businesses	1	1	—	—	—	1	1
Adjusted Net Investment Income (11)	$5,301	$5,213	$5,202	$5,440	$5,577	$20,672	$21,432
Ending Carrying Value	$442,175	$452,345	$458,921	$454,318	$453,381	$442,175	$453,381
Investment Portfolio Gains (Losses) (12)	$(182)	$(461)	$(356)	$(210)	$(243)	$(766)	$(1,270)
Gross investment gains	316	142	204	373	418	1,260	1,137
Gross investment losses	(386)	(423)	(264)	(269)	(471)	(1,696)	(1,427)
Net credit loss (provision) release and (impairments)	(112)	(180)	(296)	(314)	(190)	(330)	(980)
Investment Portfolio Gains (Losses) (12)	(182)	(461)	(356)	(210)	(243)	(766)	(1,270)
Investment portfolio gains (losses) income tax (expense) benefit	59	116	94	41	75	213	326
Investment Portfolio Gains (Losses), Net of Income Tax	$(123)	$(345)	$(262)	$(169)	$(168)	$(553)	$(944)

Derivative Gains (Losses) (12)	(1,159)	344	(892)	(746)	(844)	(2,413)	(2,138)
Derivative gains (losses) income tax (expense) benefit	314	(99)	181	193	192	605	467
Derivative Gains (Losses), Net of Income Tax	$(845)	$245	$(711)	$(553)	$(652)	$(1,808)	$(1,671)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$78,584	28.2%	$80,316	27.7%	$81,562	27.5%	$81,720	27.7%	$83,048	27.8%
Foreign corporate		53,354	19.1%	55,083	19.1%	58,792	19.9%	57,798	19.6%	58,260	19.6%
Foreign government		39,895	14.3%	40,892	14.2%	42,097	14.2%	41,610	14.1%	42,431	14.3%
Residential mortgage-backed		34,135	12.3%	39,083	13.5%	40,764	13.8%	41,292	14.0%	40,028	13.4%
U.S. government and agency		33,350	12.0%	33,535	11.6%	32,463	11.0%	32,315	11.0%	33,706	11.3%
Asset-backed securities and collateralized loan obligations		20,390	7.3%	20,748	7.2%	20,929	7.1%	20,313	6.9%	20,757	7.0%
Municipals		9,762	3.5%	9,764	3.4%	9,802	3.3%	10,486	3.6%	10,579	3.6%
Commercial mortgage-backed		9,182	3.3%	9,388	3.3%	9,428	3.2%	9,245	3.1%	8,922	3.0%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$278,652	100.0%	$288,809	100.0%	$295,837	100.0%	$294,779	100.0%	$297,731	100.0%
Reinsurance activity		2,391		2,926		2,900		9,866		18,200
Fixed Maturity Securities Available-For-Sale		$281,043		$291,735		$298,737		$304,645		$315,931

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$192,099	68.9%	$199,468	69.1%	$203,465	68.8%	$202,215	68.7%	$203,858	68.5%
Baa	2	74,345	26.7%	77,112	26.7%	80,262	27.1%	80,465	27.3%	81,877	27.5%
Ba	3	8,680	3.1%	8,674	3.0%	8,566	2.9%	8,364	2.8%	8,273	2.8%
B	4	3,035	1.1%	3,198	1.1%	3,260	1.1%	3,379	1.1%	3,379	1.1%
Caa and lower	5	425	0.2%	291	0.1%	204	0.1%	258	0.1%	249	0.1%
In or near default	6	68	—%	66	—%	80	—%	98	—%	95	—%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$278,652	100.0%	$288,809	100.0%	$295,837	100.0%	$294,779	100.0%	$297,731	100.0%
Reinsurance activity		2,391		2,926		2,900		9,866		18,200
Fixed Maturity Securities Available-For-Sale (13)		$281,043		$291,735		$298,737		$304,645		$315,931

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025

Gross unrealized gains		$4,965		$5,398		$6,192		$7,130		$6,910
Gross unrealized losses		31,041		28,891		28,951		26,495		27,287
Net Unrealized Gains (Losses), excluding Reinsurance activity		$(26,076)		$(23,493)		$(22,759)		$(19,365)		$(20,377)
Reinsurance activity		(142)		(109)		(88)		(575)		(644)
Net Unrealized Gains (Losses)		$(26,218)		$(23,602)		$(22,847)		$(19,940)		$(21,021)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025

Commercial mortgage loans	$48,967		$47,890		$46,674		$44,953		$42,406
Agricultural mortgage loans	19,030		18,779		18,993		18,045		18,284
Residential mortgage loans	14,186		14,783		15,286		14,968		16,060
Mortgage loans held-for-sale	—		—		—		—		35
Total	82,183		81,452		80,953		77,966		76,785
Allowance for credit loss	(723)		(871)		(1,105)		(1,070)		(1,018)
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	81,460		80,581		79,848		76,896		75,767
Reinsurance activity	85		82		78		2,270		2,459
Third-party mortgage loan activity	7,467		7,245		6,942		6,677		6,367
Mortgage loans	$89,012		$87,908		$86,868		$85,843		$84,593

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,738	17.8%	$8,677	18.1%	$8,611	18.4%	$8,617	19.2%	$8,395	19.8%
Non-U.S.	7,901	16.1%	7,802	16.3%	7,839	16.8%	7,555	16.8%	7,076	16.7%
Middle Atlantic	6,938	14.2%	6,877	14.4%	6,561	14.1%	6,369	14.2%	5,699	13.4%
South Atlantic	5,890	12.0%	5,796	12.1%	5,630	12.1%	5,321	11.8%	5,205	12.3%
West South Central	3,228	6.6%	3,214	6.7%	3,274	7.0%	3,195	7.1%	3,260	7.7%
Mountain	2,317	4.7%	2,455	5.1%	2,470	5.3%	2,369	5.3%	2,348	5.5%
New England	2,680	5.5%	2,501	5.2%	2,386	5.1%	2,340	5.2%	2,249	5.3%
East North Central	1,453	3.0%	1,453	3.0%	1,460	3.1%	1,398	3.1%	1,185	2.8%
East South Central	481	1.0%	481	1.0%	476	1.0%	453	1.0%	451	1.1%
West North Central	410	0.8%	408	0.9%	407	0.9%	405	0.9%	401	0.9%
Multi-Region and Other	8,931	18.3%	8,226	17.2%	7,560	16.2%	6,931	15.4%	6,137	14.5%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	48,967	100.0%	47,890	100.0%	46,674	100.0%	44,953	100.0%	42,406	100.0%
Reinsurance activity	82		82		78		735		832
Third-party mortgage loan activity	7,260		7,047		6,703		6,503		6,162
Total	$56,309		$55,019		$53,455		$52,191		$49,400

Office	$18,269	37.3%	$18,134	37.9%	$17,912	38.4%	$17,253	38.4%	$16,480	38.9%
Apartment	10,472	21.4%	10,549	22.0%	9,899	21.2%	9,713	21.6%	8,748	20.6%
Retail	6,612	13.5%	6,502	13.6%	6,768	14.5%	6,505	14.5%	6,013	14.2%
Single Family Rental	5,355	10.9%	4,844	10.1%	4,780	10.2%	4,481	9.9%	4,221	9.9%
Industrial	4,999	10.2%	4,506	9.4%	3,942	8.5%	3,764	8.4%	3,718	8.8%
Hotel	3,178	6.5%	3,268	6.8%	3,285	7.0%	3,151	7.0%	3,134	7.4%
Other	82	0.2%	87	0.2%	88	0.2%	86	0.2%	92	0.2%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	48,967	100.0%	47,890	100.0%	46,674	100.0%	44,953	100.0%	42,406	100.0%
Reinsurance activity	82		82		78		735		832
Third-party mortgage loan activity	7,260		7,047		6,703		6,503		6,162
Total	$56,309		$55,019		$53,455		$52,191		$49,400

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), Reinsurance activity, Third-party mortgage loan activity, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, contractholder-directed equity securities and fair value option securities held by collateralized financing entities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $22 million, ($20) million, $107 million, $99 million and $39 for the three months ended December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively, and $205 million and $225 for the year ended December 31, 2024 and December 31, 2025, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Fixed maturity securities available-for-sale	$281,043	$291,735	$298,737	$304,645	$315,931
Less: Reinsurance activity	2,391	2,926	2,900	9,866	18,200
Fixed maturity securities available-for-sale, excluding Reinsurance activity	$278,652	$288,809	$295,837	$294,779	$297,731
Add: Fair value option general account and other securities	1,575	1,607	1,728	1,884	1,928
Fixed maturity securities, excluding Reinsurance activity	$280,227	$290,416	$297,565	$296,663	$299,659

(5)The following table presents a reconciliation to ending carrying value presented for mortgage loans.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Mortgage Loans	$89,012	$87,908	$86,868	$85,843	$84,593
Less: Reinsurance activity	85	82	78	2,270	2,459
Less: Third-party mortgage loan activity	7,467	7,245	6,942	6,677	6,367
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	$81,460	$80,581	$79,848	$76,896	$75,767

(6)The following table presents a reconciliation to ending carrying value presented for real estate and real estate joint ventures.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Real estate and real estate joint ventures	$13,342	$13,481	$14,007	$13,932	$13,440
Less: Reinsurance activity	—	—	—	—	9
Real estate and real estate joint ventures, excluding Reinsurance activity	$13,342	$13,481	$14,007	$13,932	$13,431

(7)The following table presents a reconciliation to ending carrying value presented for equity securities.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Equity securities	$712	$747	$790	$788	$858
Less: Reinsurance activity	—	—	—	—	105
Equity securities, excluding Reinsurance activity	$712	$747	$790	$788	$753

(8)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Other limited partnership interests	$14,378	$14,137	$14,279	$14,741	$14,917
Less: Reinsurance activity	11	12	14	15	205
Other limited partnership interests, excluding Reinsurance activity	$14,367	$14,125	$14,265	$14,726	$14,712

(9)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Cash and cash equivalents and short-term investments	$25,224	$26,869	$27,478	$26,195	$25,633
Less: Reinsurance activity	206	7	46	342	1,314
Cash and cash equivalents and short-term investments, excluding Reinsurance activity	$25,018	$26,862	$27,432	$25,853	$24,319

(10)The following table presents a reconciliation to ending carrying value presented for other invested assets.
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Other invested assets	$18,504	$17,470	$16,352	$16,932	$16,332
Less: Reinsurance activity	—	—	2	61	139
Other invested assets, excluding Reinsurance activity	$18,504	$17,470	$16,350	$16,871	$16,193

(11)Adjusted net investment income reflects the adjustments as presented on Page 5.
(12)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year Ended
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Net investment gains (losses)	$(311)	$(387)	$(273)	$(325)	$(160)	$(1,184)	$(1,145)
Less: Non-investment portfolio gains (losses)	(122)	65	86	(88)	(39)	(336)	24
Less: Third-party mortgage loan activity	11	(34)	20	(75)	19	(4)	(70)
Add: Depreciation of wholly-owned real estate and real estate joint ventures					(72)		(72)
Add: Joint venture adjustments	16	(42)	16	(53)	(39)	82	(118)
Less: Reinsurance activity	—	—	—	(1)	(7)	—	(8)
Less: Other	(2)	1	(7)	(4)	(1)	4	(11)
Investment portfolio gains (losses)	$(182)	$(461)	$(356)	$(210)	$(243)	$(766)	$(1,270)

	For the Three Months Ended					For the Year Ended
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Net derivative gains (losses)	$(903)	$432	$(796)	$(929)	$(646)	$(1,623)	$(1,939)
Less: Investment hedge adjustments	127	103	102	100	105	604	410
Add: Joint venture adjustments	—	—	—	45	(25)	—	20
Less: Reinsurance activity	110	(35)	(22)	(247)	63	110	(241)
Less: Other	19	20	16	9	5	76	50
Derivative gains (losses)	$(1,159)	$344	$(892)	$(746)	$(844)	$(2,413)	$(2,138)

(13)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,239	$879	$698	$818	$778	$4,226	$3,173
Add: Preferred stock dividends	32	66	31	66	31	200	194
Add: Preferred stock redemption premium	—	—	—	12	—	—	12
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	4	5	6	6	7	18	24
Net income (loss)	1,275	950	735	902	816	4,444	3,403
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(311)	(387)	(273)	(325)	(160)	(1,184)	(1,145)
Net derivative gains (losses)	(903)	432	(796)	(929)	(646)	(1,623)	(1,939)
Market risk benefit remeasurement gains (losses)	764	(299)	277	263	267	1,109	508
Premiums - Divested businesses	15	4	3	—	1	31	8
Universal life and investment-type product policy fees
Asymmetrical and non-economic accounting	—	—	—	—	6	—	6
Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(127)	(103)	(102)	(100)	(105)	(604)	(410)
Joint venture adjustments	16	(42)	16	(8)	(64)	82	(98)
Depreciation of wholly-owned real estate and real estate joint ventures (1)					(72)		(72)
Unit-linked contract income	183	(227)	498	580	366	1,091	1,217
Reinsurance activity	31	43	47	177	222	31	489
Collateralized financing entities	—	—	—	—	—	—	—
Divested businesses	1	1	—	—	—	1	1
Other revenues
Asymmetrical and non-economic accounting	34	36	42	78	94	158	250
Other adjustments	(11)	(15)	(16)	(15)	(17)	(48)	(63)
Divested businesses	—	—	—	2	(2)	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(51)	(75)	(1)	52	(395)	(219)	(419)
Market volatility	49	44	40	49	76	256	209
Divested businesses	(10)	(1)	1	(1)	(2)	(19)	(3)
Policyholder liability remeasurement (gains) losses
Asymmetrical and non-economic accounting	—	—	—	(2)	(1)	—	(3)
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	5	(64)	(30)	(68)	(61)	(103)	(223)
Unit-linked contract costs	(185)	234	(486)	(578)	(366)	(1,081)	(1,196)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA
Asymmetrical and non-economic accounting	—	—	—	—	(1)	—	(1)
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Collateralized financing entities	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Other expenses
Reinsurance activity	(30)	(42)	(45)	(135)	(166)	(30)	(388)
Other adjustments, excluding Reinsurance activity	(25)	(19)	(21)	(2)	(15)	(49)	(57)
Divested businesses	(13)	(8)	(7)	(9)	(12)	(38)	(36)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	352	23	195	223	190	687	631
Adjusted earnings	1,491	1,415	1,393	1,650	1,679	5,996	6,137
Less: Preferred stock dividends	32	66	31	66	31	200	194
Adjusted earnings available to common shareholders	$1,459	$1,349	$1,362	$1,584	$1,648	$5,796	$5,943

(1)See Page A-7 for further information.

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$89	$—	$16	$89
Litigation reserves and settlement costs	(47)	—	—	—	(32)	(47)	(32)
Tax adjustments	57	—	—	(71)	(29)	57	(100)
Total notable items	$10	$—	$—	$18	$(61)	$26	$(43)

GROUP BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(2)	$—	$(58)	$(2)
Total notable items	$—	$—	$—	$(2)	$—	$(58)	$(2)

RIS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$13	$—	$104	$13
Total notable items	$—	$—	$—	$13	$—	$104	$13

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED)

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$70	$—	$(41)	$70
Total notable items	$—	$—	$—	$70	$—	$(41)	$70

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(4)	$—	$4	$(4)
Tax adjustments	—	—	—	(71)	(29)	—	(100)
Total notable items	$—	$—	$—	$(75)	$(29)	$4	$(104)

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(1)	$—	$(5)	$(1)
Total notable items	$—	$—	$—	$(1)	$—	$(5)	$(1)

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$13	$—	$12	$13
Litigation reserves and settlement costs	(47)	—	—	—	(32)	(47)	(32)
Tax adjustments	57	—	—	—	—	57	—
Total notable items	$10	$—	$—	$13	$(32)	$22	$(19)

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Total MetLife, Inc.'s stockholders' equity	$27,445	$27,493	$27,685	$28,944	$28,398
Less: Preferred stock	3,818	3,818	3,818	2,830	2,830
MetLife, Inc.'s common stockholders' equity	23,627	23,675	23,867	26,114	25,568
Less: Unrealized investment gains (losses), net of related offsets and income tax	(19,402)	(17,329)	(16,484)	(14,667)	(15,614)
Deferred gains (losses) on derivatives, net of income tax	370	179	(1,466)	(1,239)	(1,588)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	6,529	5,334	5,876	6,028	6,871
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(71)	(31)	(64)	(83)	(97)
Defined benefit plans adjustment, net of income tax	(1,442)	(1,416)	(1,407)	(1,390)	(1,393)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	(129)	(100)	(83)	92	(8)
Total MetLife, Inc.'s adjusted common stockholders' equity	37,772	37,038	37,495	37,373	37,397
Less: Accumulated year-to-date total notable items, net of income tax (2)	26	—	—	18	(43)
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$37,746	$37,038	$37,495	$37,355	$37,440

Unaudited (In millions, except per share data)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Book value per common share	$34.28	$35.16	$35.79	$39.52	$39.02
Less: Unrealized investment gains (losses), net of related offsets and income tax	(28.15)	(25.74)	(24.72)	(22.20)	(23.83)
Deferred gains (losses) on derivatives, net of income tax	0.54	0.27	(2.20)	(1.88)	(2.42)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	9.46	7.92	8.81	9.12	10.49
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(0.10)	(0.05)	(0.10)	(0.13)	(0.15)
Defined benefit plans adjustment, net of income tax	(2.09)	(2.10)	(2.11)	(2.10)	(2.13)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	(0.19)	(0.15)	(0.12)	0.14	(0.01)
Adjusted book value per common share	$54.81	$55.01	$56.23	$56.57	$57.07

Common shares outstanding, end of period	689.2	673.3	666.8	660.7	655.3

	For the Three Months Ended (3)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2024	December 31, 2025

Return on MetLife, Inc.'s:
Common stockholders' equity	19.6%	14.9%	11.7%	13.1%	12.0%	16.9%	12.9%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	15.4%	14.4%	14.6%	16.9%	17.6%	15.2%	15.9%
Adjusted common stockholders' equity, excluding total notable items (2)	15.3%	14.4%	14.6%	16.7%	18.3%	15.2%	16.0%

Average common stockholders' equity	$25,347	$23,651	$23.771	$24,991	$25,841	$25,008	$24,570
Average adjusted common stockholders' equity	$37,867	$37,405	$37,267	$37,434	$37,385	$38,084	$37,415
Average adjusted common stockholders' equity, excluding total notable items (2)	$37,846	$37,405	$37,267	$37,425	$37,398	$38,076	$37,420

(1)Ceded reinsurance-related embedded derivatives excluded are those where the total return on a portfolio of invested assets is passed through to the reinsurers.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

(3) Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
GROUP BENEFITS (1)	$6,184	$6,430	$6,446	$6,306	$6,287
RIS (1)	3,620	2,457	1,382	1,214	7,209
ASIA	1,615	1,675	1,632	1,664	1,671
LATIN AMERICA	1,545	1,635	1,707	1,697	1,796
EMEA	673	695	723	723	787
MIM (1)	181	218	237	238	239
CORPORATE & OTHER (1)	727	647	602	596	625
Adjusted premiums, fees and other revenues, on a constant currency basis	$14,545	$13,757	$12,729	$12,438	$18,614
Adjusted premiums, fees and other revenues	$14,437	$13,614	$12,719	$12,461	$18,614

ASIA (including operating joint ventures) (2), (3)	$2,024	$2,711	$2,373	$2,499	$2,091

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
GROUP BENEFITS (1)	$1,041	$1,076	$1,052	$1,038	$1,100
RIS (1)	166	169	160	170	196
ASIA	755	746	774	803	815
LATIN AMERICA	544	523	508	625	608
EMEA	379	369	370	384	423
MIM (1)	162	182	167	161	161
CORPORATE & OTHER (1)	226	188	192	221	260
Adjusted other expenses, on a constant currency basis	$3,273	$3,253	$3,223	$3,402	$3,563
Adjusted other expenses	$3,232	$3,202	$3,236	$3,422	$3,563

ASIA (including operating joint ventures) (2), (4)	$848	$873	$887	$938	$919

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
GROUP BENEFITS (1)	$416	$370	$401	$456	$465
RIS (1)	386	406	370	441	454
ASIA	440	372	338	527	444
LATIN AMERICA	218	240	246	153	198
EMEA	59	86	100	86	97
MIM (1)	16	28	54	58	60
CORPORATE & OTHER (1)	(62)	(129)	(142)	(146)	(70)
Adjusted earnings available to common shareholders, on a constant currency basis	$1,473	$1,373	$1,367	$1,575	$1,648
Adjusted earnings available to common shareholders	$1,459	$1,349	$1,362	$1,584	$1,648

(1) Amounts on a reported basis, as constant currency impact is not significant.

(2) Adjusted premiums, fees and other revenues as well as other expenses for operating joint ventures are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 15.

(3) Includes MetLife, Inc.’s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(4) Includes MetLife, Inc.’s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife’s percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding total notable items	(xii)	return on equity
(xiii)	investment portfolio gains (losses)	(xiii)	net investment gains (losses)
(xiv)	derivative gains (losses)	(xiv)	net derivative gains (losses)
(xv)	adjusted capitalization of DAC	(xv)	capitalization of DAC
(xvi)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	adjusted book value per common share	(xviii)	book value per common share
(xix)	adjusted other expenses	(xix)	other expenses
(xx)	adjusted other expenses, net of adjusted capitalization of DAC	(xx)	other expenses, net of capitalization of DAC
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	future policy benefits at original discount rate	(xxviii)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period (“constant currency basis”).

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at MetLife’s Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife’s definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders, on a constant currency basis.

Adjusted earnings is used by MetLife’s chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefit remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method (“Joint venture adjustments”), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings:
•	Universal life and investment-type product policy fees exclude asymmetrical accounting associated with in-force reinsurance.
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”).

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (ii) asymmetrical accounting associated with in-force reinsurance, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

“Divested businesses” are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made in calculating adjusted earnings:
•	Beginning in the fourth quarter of 2025, net investment income excludes depreciation of wholly-owned real estate and real estate joint ventures.
•
Net investment income and interest credited to policyholder account balances exclude certain amounts related to contractholder-directed equity securities (“Unit-linked contract income” and “Unit-linked contract costs”).

•	Net investment income and other expenses exclude Reinsurance activity (as defined below).
•	Net investment income and interest expense on debt exclude amounts related to collateralized financing entities that are consolidated variable interest entities.
•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other expenses exclude (i) amortization and impairment of asset management intangible assets, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests and redeemable noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.
•
“Reinsurance activity” relates to amounts subject to ceded reinsurance arrangements with third parties and joint ventures, including (i) the related investment returns and expenses which are passed through to the reinsurers and (ii) the corresponding invested assets and cash and cash equivalents.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI and the estimated fair value of certain ceded reinsurance-related embedded derivatives, all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, the estimated fair value of certain ceded reinsurance-related embedded derivatives and total notable items, all net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Assets Under Management
• Total Assets Under Management (“Total AUM”) is comprised of MIM GA AUM plus Institutional Client AUM (each, as defined below).
•
MIM General Account AUM (“MIM GA AUM”) is used by MetLife to describe the portion of GA AUM (as defined below) that MetLife Investment Management, LLC and certain of its affiliates (“MIM”) manages or advises.

•
General Account AUM (“GA AUM”) is used by MetLife to describe assets in its general account (“GA”) investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate and real estate joint ventures and include them as commercial mortgage loans.

•
Institutional Client AUM is comprised of SA AUM plus Reinsurance AUM plus TP AUM (each, as defined below). MIM manages or advises Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement.

◦
Separate Account AUM (“SA AUM”) is comprised of separate account investment portfolios, which are managed or advised by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Reinsurance AUM is comprised of GA assets subject to ceded reinsurance arrangements with third parties and joint ventures, which are managed or advised by MIM and are generally included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Third-Party AUM (“TP AUM”) is comprised of non-proprietary assets managed or advised by MIM on behalf of unaffiliated/third-party clients, which are stated at estimated fair value, as well as accrued investment income on such assets. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s consolidated financial statements.

•
Asia General Account AUM (“Asia GA AUM”) is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance:
•
Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

• PRT includes U.K. funded reinsurance.
•
“Third-party mortgage loan activity” relates to amounts associated with mortgage loans originated and acquired for third parties, including (i) the related investment returns and expenses which are passed through to the third-party lenders and (ii) the corresponding mortgage loan assets.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
AUM	Assets under management
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
MIM	MetLife Investment Management
MIM GA AUM	MetLife Investment Management general account assets under management
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
U.K.	United Kingdom
VOBA	Value of business acquired